UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 15, 2015
Date of Report (Date of Earliest Event Reported)

COMM 2015-CCRE23 Mortgage Trust
(Exact name of issuing entity)

German American Capital Corporation
(Exact name of sponsor as specified in its charter)

Cantor Commercial Real Estate Lending, L.P.
(Exact name of sponsor as specified in its charter)

Ladder Capital Finance LLC
(Exact name of sponsor as specified in its charter)

Jefferies LoanCore LLC
(Exact name of sponsor as specified in its charter)

General Electric Capital Corporation
(Exact name of sponsor as specified in its charter)

Deutsche Mortgage & Asset Receiving Corporation
(Exact name of registrant as specified in its charter)

Delaware	333-193376-18	04-3310019
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

60 Wall Street
New York, New York
(Address of principal executive offices)

 (212) 250-2500
Registrant’s telephone number, including area code

Former name or former address, if changed since last report:  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On May 15, 2015, Deutsche Mortgage & Asset Receiving Corporation (the “Depositor”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of May 1, 2015 (the “Pooling and Servicing Agreement”), among the Depositor, as depositor, Midland Loan Services, a division of PNC Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Pentalpha Surveillance LLC, as operating advisor, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, of COMM 2015-CCRE23 Mortgage Trust Commercial Mortgage Pass-Through Certificates (the “Certificates”).

The Certificates will consist of the following classes, designated as (i) the Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4, Class X-A, Class A-M, Class B, Class C and Class D Certificates (collectively, the “Public Certificates”), (ii) the Class X-B, Class X-C, Class X-D, Class E, Class F, Class G, Class V, Class R and Class LR Certificates (collectively, the “Private Pooled Certificates”) and (iii) the Class CM-A, Class CM-X-CP, Class CM-X-EXT, Class CM-B, Class CM-C, Class CM-D and Class CM-E Certificates (collectively, the “Loan-Specific Certificates”).

All of the Public Certificates, having an aggregate initial principal amount of $1,272,114,000, were sold to Deutsche Bank Securities Inc. (“DBSI”), Cantor Fitzgerald & Co. (“CF&Co.”), Jefferies LLC (“Jefferies”), Citigroup Global Markets Inc. (“CGMI”) and CastleOak Securities, L.P. (“CastleOak” and, together with DBSI, CF&Co., Jefferies and CGMI, the “Underwriters”), pursuant to an Underwriting Agreement, dated as of May 6, 2015 (the “Underwriting Agreement”), among the Depositor, the Underwriters and German American Capital Corporation (“GACC”).  DBSI and CF&Co. are acting as the joint bookrunning managers and co-lead managers.  The Public Certificates were offered by the Underwriters for sale to the public, pursuant to the Depositor’s Base Prospectus, dated September 3, 2014, as supplemented by the Prospectus Supplement, dated May 8, 2015, in negotiated transactions or otherwise at varying prices determined at the time of sale.  The price per class of Public Certificates is set forth on Schedule I to the Underwriting Agreement.

All of the Private Pooled Certificates, having an aggregate initial principal amount of $97,592,186, were sold to DBSI, CF&Co., CGMI and Wells Fargo Securities, LLC (“WFS” and, together with DBSI, UBS and Jefferies, the “Pooled Initial Purchasers”), pursuant to a Certificate Purchase Agreement, dated as of May 6, 2015, among the Depositor, the Initial Purchasers and GACC.  The Private Pooled Certificates were sold in a private placement transaction exempt from registration under the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(2) of the Act.

All of the Loan-Specific Certificates, having an aggregate initial principal amount of $388,500,000, were sold to DBSI and CGMI (together with DBSI, the “Loan-Specific Initial Purchasers”), pursuant to a Certificate Purchase Agreement, dated as of May 7, 2015, among the Depositor, the Initial Purchasers and GACC.  The Loan-Specific Certificates were sold in a private placement transaction exempt from registration under the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(2) of the Act.

The Certificates represent, in the aggregate, the entire beneficial ownership in COMM 2015-CCRE23 Mortgage Trust (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement.  The assets of the Issuing Entity consist primarily of 83 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 220 commercial, multifamily and manufactured housing community properties.  The Mortgage Loans were acquired by the Depositor from (i) GACC, pursuant to a Mortgage Loan Purchase Agreement, dated and effective May 15, 2015 (the “GACC Mortgage Loan Purchase Agreement”), between the Depositor and GACC, (ii) Cantor Commercial Real Estate Lending, L.P. (“CCRE”), pursuant to a Mortgage Loan Purchase Agreement, dated and effective May 15, 2015 (the “CCRE Mortgage Loan Purchase Agreement”), between the Depositor and CCRE, (iii) Ladder Capital Finance LLC (“LCF”), pursuant to a Mortgage Loan Purchase Agreement, dated and effective May 15, 2015 (the “LCF Mortgage Loan Purchase Agreement”), between the Depositor and LCF, (iv) Jefferies LoanCore LLC (“JLC”), pursuant to a Mortgage Loan Purchase Agreement, dated and effective May 15, 2015 (the “JLC Mortgage Loan Purchase Agreement”), between the Depositor and JLC, and (v) General Electric Capital Corporation (“GECC”), pursuant to a Mortgage Loan Purchase Agreement, dated and effective May 15, 2015 (the “GECC Mortgage Loan Purchase Agreement” and, together with the GACC Mortgage Loan Purchase Agreement, the CCRE Mortgage Loan Purchase Agreement, the LCF Mortgage Loan Purchase Agreement and the JLC Mortgage Loan Purchase Agreement, the “Mortgage Loan Purchase Agreements”), between the Depositor and GECC.

The net proceeds of the sale of the Certificates were applied to the purchase of the Mortgage Loans by the Depositor from GACC, CCRE, LCF, JLC and GECC.  The net proceeds to the Depositor of the offering of the Certificates, after deducting expenses payable by the Depositor in connection with the issuance and distribution of the Certificates of approximately $6,951,552, were approximately $1,405,235,626.  Of the expenses paid by the Depositor, approximately $0 were paid directly to affiliates of the Depositor, approximately $160,000 in the form of fees were paid to the Underwriters and the Initial Purchasers, $0 were paid to or for the Underwriters and the Initial Purchasers, and approximately $6,791,552 were other expenses.  All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses.  No underwriting discounts and commissions or finder’s fees were paid by the Depositor.

Berkeley Point Capital LLC will act as primary servicer with respect to 3 of the Mortgage Loans pursuant to that certain Primary Servicing Agreement, dated as of May 1, 2015 (the “BPC Primary Servicing Agreement”), between Midland Loan Services, a division of PNC Bank, National Association and Berkeley Point Capital LLC.

The Mortgage Loan identified in the Prospectus as the Walgreens Portfolio Mortgage Loan will be primary serviced and specially serviced pursuant to that certain Pooling and Servicing Agreement, dated as of March 1, 2015 (the “LC20 Pooling and Servicing Agreement”), among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Trimont Real Estate Advisors, Inc., as trust advisor, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, tax administrator and custodian, entered into in connection with the WFCM 2015-LC20 Mortgage Trust.

Further information regarding such sales relating to the price per class of Public Certificates on Schedule I to the Underwriting Agreement.

Further information regarding such sales has been previously provided in the Prospectus Supplement, dated May 8, 2015, to the Prospectus, dated September 3, 2014.  The related registration statement (file no. 333-193376) was originally declared effective on February 12, 2014.

The Underwriting Agreement, the Pooling and Servicing Agreement, the Berkadia Primary Servicing Agreement and the Mortgage Loan Purchase Agreements are attached as exhibits to this Form 8-K.

Item 9.01.                      Financial Statements and Exhibits.

(d)           Exhibits

Exhibit 1
Underwriting Agreement, dated as of May 6, 2015, among Deutsche Mortgage & Asset Receiving Corporation, Deutsche Bank Securities Inc., Cantor Fitzgerald & Co., Jefferies LLC, Citigroup Global Markets Inc., CastleOak Securities, L.P., and German American Capital Corporation.

Exhibit 4
Pooling and Servicing Agreement, dated as of May 1, 2015, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a division of PNC Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Pentalpha Surveillance LLC, as operating advisor, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian.

Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated May 15, 2015.

Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated May 15, 2015 (included as part of Exhibit 5).

Exhibit 23	Consent Opinion of Cadwalader, Wickersham & Taft LLP, dated May 15, 2015 (included as part of Exhibit 5).

Exhibit 99.1	Mortgage Loan Purchase Agreement, dated and effective May 15, 2015, between Deutsche Mortgage & Asset Receiving Corporation and German American Capital Corporation.

Exhibit 99.2	Mortgage Loan Purchase Agreement, dated and effective May 15, 2015, between Deutsche Mortgage & Asset Receiving Corporation and Cantor Commercial Real Estate Lending, L.P.

Exhibit 99.3	Mortgage Loan Purchase Agreement, dated and effective May 15, 2015, between Deutsche Mortgage & Asset Receiving Corporation and Ladder Capital Finance LLC.

Exhibit 99.4	Mortgage Loan Purchase Agreement, dated and effective May 15, 2015, between Deutsche Mortgage & Asset Receiving Corporation and Jefferies LoanCore LLC.

Exhibit 99.5	Mortgage Loan Purchase Agreement, dated and effective May 15, 2015, between Deutsche Mortgage & Asset Receiving Corporation and General Electric Capital Corporation.

Exhibit 99.6	BPC Primary Servicing Agreement, dated and effective May 1, 2015, between Berkeley Point Capital LLC and Midland Loan Services, a division of PNC Bank, National Association.

Exhibit 99.7
Pooling and Servicing Agreement, dated as of March 1, 2015, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer,

Trimont Real Estate Advisors, Inc., as trust advisor, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, tax administrator and custodian.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEUTSCHE MORTGAGE & ASSET RECEIVING CORPORATION
(Registrant)
Date: May 15, 2015
	By:	/s/ Helaine Kaplan
Name: Helaine Kaplan
Title: President

	By:	/s/ Natalie Grainger
Name: Natalie Grainger
Title: Vice President

INDEX TO EXHIBITS
Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)

1
Underwriting Agreement, dated as of May 6, 2015, among Deutsche Mortgage & Asset Receiving Corporation, Deutsche Bank Securities Inc., Cantor Fitzgerald & Co., Jefferies LLC, Citigroup Global Markets Inc., CastleOak Securities, L.P., and German American Capital Corporation.
(E)

4
Pooling and Servicing Agreement, dated as of May 1, 2015, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a division of PNC Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Pentalpha Surveillance LLC, as operating advisor, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian.
(E)

5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated May 15, 2015.	(E)

8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated May 15, 2015 (included as part of Exhibit 5).	(E)

23	Consent Opinion of Cadwalader, Wickersham & Taft LLP, dated May 15, 2015 (included as part of Exhibit 5).	(E)

99.1	Mortgage Loan Purchase Agreement, dated and effective May 15, 2015, between Deutsche Mortgage & Asset Receiving Corporation and German American Capital Corporation.	(E)

99.2	Mortgage Loan Purchase Agreement, dated and effective May 15, 2015, between Deutsche Mortgage & Asset Receiving Corporation and Cantor Commercial Real Estate Lending, L.P.	(E)

99.3	Mortgage Loan Purchase Agreement, dated and effective May 15, 2015, between Deutsche Mortgage & Asset Receiving Corporation and Ladder Capital Finance LLC.	(E)

99.4	Mortgage Loan Purchase Agreement, dated and effective May 15, 2015, between Deutsche Mortgage & Asset Receiving Corporation and Jefferies LoanCore LLC.	(E)

99.5	Mortgage Loan Purchase Agreement, dated and effective May 15, 2015, between Deutsche Mortgage & Asset Receiving Corporation and General Electric Capital Corporation.	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)

99.6	BPC Primary Servicing Agreement, dated and effective May 1, 2015, between Berkeley Point Capital LLC and Midland Loan Services, a division of PNC Bank, National Association.	(E)

99.7
Pooling and Servicing Agreement, dated as of March 1, 2015, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Trimont Real Estate Advisors, Inc., as trust advisor, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, tax administrator and custodian.
(E)